UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

Concrete Casting Incorporated
 (Exact name of Registrant as specified in its charter)
____________________

Nevada (State or other Jurisdiction of Incorporation or organization)	000-01900 (Commission File Number)	87-0451230 (IRS Employer I.D. No.)
___________________________

3518 N. 1450 W.
Pleasant Grove, UT  84062
(435) 760-6838

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)
___________________________

NA
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective the close of business on December 31, 2007, Cordell Henrie will resign all of his officer positions as well as being a director of Concrete Casting Incorporated.  Among other officer positions, Mr. Henrie had been serving as Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer.  Outside demands on Mr. Henrie’s time no longer allow him to serve as an officer or as a director of the Company.  There have been no disputes with Mr. Henrie.

Mr. Henrie was the principal behind the Company’s business plan and operations.  New management will have to determine the direction the Company will take in the future.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Concrete Casting Incorporated

Dated: December 31, 2007                                                                                                              By:___/s/ Cordell Henrie______________
                                    Cordell Henrie
                                    Chief Executive Officer